Fees Summary	Aug. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 18,773.44
Total Fee Amount	18,773.44
Total Transaction Valuation	122,622,104.70
Total Offset Amount	0.00
Net Fee	$ 0.00